UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011 (June 3, 2011)

BRONCO DRILLING COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51471	20-2902156
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

16217 North May Avenue Edmond, Oklahoma	73013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(405) 242-4444

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously reported, on April 14, 2011, Chesapeake Energy Corporation, an Oklahoma corporation (“Chesapeake”), Nomac Acquisition, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Chesapeake (“Purchaser”) and Bronco Drilling Company, Inc., a Delaware corporation (“Bronco”), entered into an Agreement and Plan of Merger, dated as of April 14, 2011 and amended as of May 17, 2011 (as so amended, the “Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser agreed to purchase all outstanding shares of Bronco’s common stock (the “Shares”) at a price per Share of $11.00 in cash, without interest and less any required withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 26, 2011 (“Offer to Purchase”) and in the related Letter of Transmittal (which, collectively, together with any amendments or supplements, constitute the “Offer”).

Pursuant to the terms and conditions of the Merger Agreement, the Offer expired at 5:00 p.m., New York City time, on Friday, June 3, 2011. According to Computershare Trust Company, N.A., the depositary for the Offer, as of such time, (i) including Shares tendered by notice of guaranteed delivery, an aggregate of approximately 24,959,224 Shares were validly tendered and not withdrawn pursuant to the Offer, which represented approximately 86.7% of the then outstanding Shares, and (ii) excluding Shares tendered by notice of guaranteed delivery, an aggregate of approximately 24,267,257 Shares were validly tendered and not withdrawn pursuant to the Offer, which represented approximately 84.3% of the then outstanding Shares. On June 6, 2011, Purchaser accepted all of the Shares that were validly tendered and not withdrawn for payment pursuant to the terms of the Offer. Also on June 6, 2011, pursuant to the terms and conditions of the Merger Agreement, Purchaser exercised its top-up option (the “Top-Up Option”) to purchase shares of Bronco’s common stock to enable it to hold more than 90% of Bronco’s outstanding Shares so that it could use the “short form” merger provisions available under Delaware law, which allowed the completion of the Merger without a vote or meeting of shareholders of Bronco. Accordingly, on June 6, 2011, Bronco issued 63,550,899 Shares (the “Top-Up Shares”) to Purchaser, at a price per Share of $11.00. As a result of exercising the Top-Up Option, Purchaser acquired more than 90% of the outstanding Shares and, pursuant to the terms and conditions of the Merger Agreement, Purchaser was merged with and into Bronco (the “Merger”) on June 6, 2011 in accordance with the “short form” merger provisions available under Delaware law. The following events took place in connection with the expiration of the Offer and consummation of the Merger:

Item 1.02.	Termination of a Material Definitive Agreement.

The Merger Agreement provides that if Purchaser purchases Shares pursuant to the Offer, or if the effective time of the Merger occurs, then the warrant (the “Warrant”) related to the Warrant Agreement (the “Warrant Agreement”), dated September 18, 2009, between Bronco and Banco Inbursa S.A., Institución de Banca Multiple, Grupo Financiero Imbursa (to the extent it is unexercised and outstanding as of immediately prior to the Conversion Time (as defined below)), will terminate at the Conversion Time and the holder will receive an amount in cash equal to the product of (1) the number of Shares that were purchasable upon exercise of the Warrant as of the Conversion Time and (2) the offer price less the exercise price of the Warrant. The “Conversion Time” means the earliest to occur of (a) the effective time of the Merger, (b) 20 business days after the expiration date or, if there is a subsequent offering period following the expiration date, the expiration of the last subsequent offering period, and (3) September 1, 2011. The Conversion Time occurred on June 6, 2011, in connection with the effective time of the Merger, at which time the Warrant terminated. On June 8, 2011, Chesapeake delivered to the warrant holder $21,763,080, which is an amount in cash equal to the product of (1) 5,440,770 Shares that were purchasable upon exercise of the Warrant as of the Conversion Time and (2) the offer price of $11.00 less the $7.00 exercise price of the Warrant.

In connection with the Offer and Merger, on June 6, 2011, from its cash on hand, Bronco repaid to Banco Inbursa S.A., Institución de Banca Múltiple, Grupo Financiero Inbursa (“Inbursa”), all of its outstanding obligations under its Credit Agreement, dated as of September 18, 2009 (as amended, the “Credit Agreement”) among Bronco and Inbursa. In connection therewith, the Credit Agreement and all lending commitments thereunder, have been terminated.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Items 1.02 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Pursuant to the terms and conditions of the Merger Agreement, Purchaser was merged with and into Bronco on June 6, 2011 in accordance with the “short form” merger provisions available under Delaware law, which allow the completion of the Merger without a vote or meeting of shareholders of Bronco, since Purchaser had acquired more than 90% of the outstanding Shares. On June 6, 2011, in connection with the Merger, Bronco notified the NASDAQ Global Select Market (“NASDAQ”) of its intent to remove its Shares from listing on NASDAQ and requested that NASDAQ file a delisting application with the Securities and Exchange Commission (“SEC”) to delist and deregister its common stock. On June 6, 2011, NASDAQ filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister Bronco’s common stock. Bronco will file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of Bronco’s common stock and the suspension of Bronco’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of Shares on NASDAQ was suspended after the close of trading on June 6, 2011.

Item 3.02	Unregistered Sale of Equity Securities.

In order to complete the Merger, on June 3, 2011, pursuant to Section 1.02 of the Merger Agreement, Purchaser exercised its Top-Up Option to purchase shares of Bronco’s common stock to enable to it hold more than 90% of Bronco’s outstanding Shares so that it could use the “short form” merger provisions available under Delaware law, which allowed the completion of the Merger without a vote or meeting of shareholders of Bronco. Accordingly, on June 6, 2011, Bronco issued 63,550,899 Top-Up Shares to Purchaser, at a price per Share of $11.00. Purchaser paid for the Top-Up Shares by delivery of $635,508.99 in cash and $698,424,380.01 in a promissory note, for an aggregate price of $699,059,889.00. Bronco offered and sold the Top-Up Shares in a private placement pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 3.03.	Material Modifications to Rights of Security Holders.

At the effective time of the Merger, each issued and outstanding Share (other than (i) any Shares directly owned by Chesapeake, Purchaser or any other wholly owned subsidiary of Chesapeake, (ii) Shares directly owned by Bronco or any wholly owned subsidiaries of Bronco and (iii) any Shares held by stockholders who did not consent to the Merger and who have validly exercised their statutory rights of appraisal in connection with the Merger pursuant to the applicable provisions of Section 262 of the Delaware General Corporation Law) was converted into the right to receive the Offer Price. At the effective time of the Merger, holders of such Shares ceased to have any rights as holders of Shares (other than their right to receive the Offer Price) and accordingly no longer have any interest in Bronco’s future earnings or growth.

Item 5.01.	Changes in Control of Registrant.

The Offer expired at 5:00 p.m., New York City time, on Friday, June 3, 2011. According to Computershare Trust Company, N.A., the depositary for the Offer, as of such time, (i) including Shares tendered by notice of guaranteed delivery, an aggregate of approximately 24,959,224 Shares were validly tendered and not withdrawn pursuant to the Offer, which represented approximately 86.7% of the then outstanding Shares, and (ii) excluding Shares tendered by notice of guaranteed delivery, an aggregate of approximately 24,267,257 Shares were validly tendered and not withdrawn pursuant to the Offer, which represented approximately 84.3% of the then outstanding Shares. Purchaser accepted all of the Shares that were validly tendered and not withdrawn for payment pursuant to, and in accordance with, the terms of the Offer, for an aggregate purchase price of approximately $274,551,464.00 (which includes Shares tendered by notice of guaranteed delivery). A copy of the press release issued by Chesapeake on June 6, 2011 regarding the expiration and results of the tender offer is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to the terms and conditions of the Merger Agreement, Purchaser exercised the Top-Up Option, which permitted Purchaser to purchase the 63,550,899 Top-Up Shares at a price per Share of $11.00. Purchaser paid for the Top-Up Shares by delivery of $635,508.99 in cash and $698,424,380.01 in a promissory note, for an aggregate price of $699,059,889.00. Purchaser was merged with and into Bronco on June 6, 2011 in accordance with the “short form” merger provisions available under Delaware law, which allowed the completion of the Merger without a vote or meeting of shareholders of Bronco, since Purchaser had acquired more than 90% of the outstanding Shares.

In connection with the Merger, each issued and outstanding Share (other than (i) any Shares directly owned by Chesapeake, Purchaser or any other wholly owned subsidiary of Chesapeake, (ii) Shares directly owned by Bronco or any wholly owned subsidiaries of Bronco and (iii) any Shares held by stockholders who did not consent to the Merger and who validly exercise their statutory rights of appraisal in connection with the Merger pursuant to the applicable provisions of Section 262 of the Delaware General Corporation Law) was converted into the right to receive the Offer Price. Following the consummation of the Merger, Bronco continued as the surviving corporation and an indirect wholly-owned subsidiary of Chesapeake. Assuming no appraisal rights are exercised, Chesapeake and Purchaser expect to pay approximately $42,249,185.00 in cash consideration in connection with paying the Offer Price to shareholders in the Merger who did not tender their Shares into the Offer.

On June 8, 2011, two days after the Conversion Time, in connection with the Merger, Chesapeake delivered to the Warrant holder $21,763,080, which is an amount in cash equal to the product of 5,440,770 Shares that were purchasable upon exercise of the Warrant as of the Conversion Time and the offer price of $11.00 less the $7.00 exercise price of the Warrant.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. A copy of the Merger Agreement, dated as of April 14, 2011, is filed as Exhibit 2.1 to this report and is incorporated herein by reference and a copy of the Amendment No. 1 to the Merger Agreement, dated as of May 17, 2011, is filed as Exhibit 2.2 to this report and is incorporated herein by reference.

Including payments made in connection with Shares validly tendered and not withdrawn in the Offer (which includes Shares tendered by notice of guaranteed delivery), the Merger and the Warrant, the total amount of the consideration payable in connection with the change of control transaction was approximately $338,563,729.00 (not including the value of the cash and promissory note components of payments for the Top-Up Shares). All amounts paid by Bronco, Chesapeake and Purchaser in connection with the Offer and the Merger were from Bronco, Chesapeake and Purchaser’s cash on hand and/or Chesapeake’s existing revolving bank credit facility, which is described in Chesapeake’s Quarterly Report on Form 10-Q filed with the SEC for the period ended March 31, 2011 and which description is incorporated herein by reference.

To the knowledge of Bronco, except as set forth herein, there are no arrangements, including any pledge by any person of securities of Bronco or Chesapeake, the operation of which may at a subsequent date result in a further change in control of Bronco.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

D. Frank Harrison, Richard B. Hefner, Dr. Gary C. Hill, David W. House and William R. Snipes voluntarily resigned from the Board of Directors of Bronco (the “Board of Directors”), effective as of the closing of the Merger. As contemplated by the Merger Agreement, effective at the closing of the Offer, Aubrey K. McClendon and Steven C. Dixon, designees of Chesapeake, became directors of Bronco. Effective at the closing of the Merger, the size of the Board of Directors was reduced from five to two, with Aubrey K. McClendon and Steven C. Dixon serving as the directors. Biographical and other information with respect to Messrs. McClendon and Dixon is included in the Section 14(f) Information Statement included as Annex I to Solicitation/Recommendation Statement on Schedule 14D-9 (together with any amendments and supplements thereto, the “Schedule 14D-9”) filed with the SEC on April 26, 2011, as amended by the Amendment No. 1 to the Schedule 14D-9 filed on May 3, 2011, Amendment No. 2 to the Schedule 14D-9 filed on May 18, 2011 and the Amendment No. 3 to the Schedule 14D-9 filed on May 31, 2011, and such information is incorporated herein by reference.

In connection with and subject to the closing of the Offer, Bronco terminated its employment agreements with Mr. Harrison, Mark Dubberstein, Matt Porter, Zachary Graves and Steven Starke. Messrs. Harrison, Dubberstein, Porter, Graves and Starke will each receive a lump sum payment consistent with the amounts provided for in their respective employment agreement as a result of the termination of their employment agreements in connection with a change in control of Bronco. The executives will receive the following lump sum payments: Mr. Harrison, $2,850,000; Mr. Dubberstein, $1,175,000; Mr. Porter, $1,506,589.13; Mr. Graves, $1,175,000; and Mr. Starke, $848,121.92, in each case these amounts are subject to applicable withholdings.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2011, in connection with the Merger, the bylaws of Bronco were amended and restated (the “Amended Bylaws”) and the certificate of incorporation of Bronco was amended and restated (the “Amended Charter”), in each case, to be substantially in the form of certificate of incorporation included as Exhibit A to the Merger Agreement and the form of bylaws included as Exhibit B to the Merger Agreement, respectively.

Pursuant to the Amended Bylaws, subject to certain exceptions, generally, and among other things:

•

stockholders can act by written consent signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (prior to the amendments, stockholders could not act by written consent, unless approved in advance by the Board of Directors);

•

the number of directors of Bronco was set at two, which number could be fixed from time to time by the Board of Directors (prior to the amendments, there were five directors of Bronco, which number could be fixed from time to time by the Board of Directors, except that Bronco was required to have no less than 5 nor more than 9 directors);

•

directors may be removed for or without cause at any time by the affirmative vote of the holders of a majority of the voting power entitled to vote for the election of directors two (prior to the amendments, directors could only be removed for cause and then only by the affirmative vote of holders of two-thirds of the voting power generally entitled to vote in the election of directors); and

•

the Amended Bylaws may generally be altered, amended or repealed by the affirmative vote of holders of shares constituting a majority of the voting power of Bronco, and also by the Board of Directors by majority vote of those present at any meeting at which a quorum is present (prior to the amendments, Bronco’s bylaws could generally be adopted, amended, altered or repealed by affirmative vote of holders of two-thirds of the voting power generally entitled to vote in the election of directors, and also by the affirmative vote of a majority of the whole Board of Directors as if there were no vacancies).

Pursuant to the Amended Charter, subject to certain exceptions, generally, and among other things:

•

Bronco has authority to issue 1,000 shares of common stock, par value $0.01 per share (prior to the amendments, Bronco had authority to issue 100,000,000 shares of common stock, par value $0.01 per share and 1,000,000 shares of preferred stock, par value $0.01 per share).

•

stockholders can act by written consent signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (prior to the amendments, stockholders could not act by written consent, unless approved in advance by the Board of Directors);

•

the number of directors of Bronco was set at two, which number could be fixed from time to time by the Board of Directors (prior to the amendments, there were five directors of Bronco, which number could be fixed from time to time by the Board of Directors, except that Bronco was required to have no less than 5 nor more than 9 directors);

•

directors may be removed for or without cause at any time by the affirmative vote of the holders of a majority of the voting power entitled to vote for the election of directors two (prior to the amendments, directors could only be removed for cause and then only by the affirmative vote of holders of two-thirds of the voting power generally entitled to vote in the election of directors); and

•

the Amended Bylaws may generally be altered, amended or repealed by the affirmative vote of holders of shares constituting a majority of the voting power of Bronco, and also by the Board of Directors by majority vote of those present at any meeting at which a quorum is present (prior to the amendments, Bronco’s bylaws could generally be adopted, amended, altered or repealed by affirmative vote of holders of two-thirds of the voting power generally entitled to vote in the election of directors, and also by the affirmative vote of a majority of the whole Board of Directors as if there were no vacancies).

The description of the Amended Bylaws and Amended Charter contained in this Item 5.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the Amended Bylaws and Amended Charter, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and the terms of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 14, 2011, by and among, Chesapeake Energy Corporation, Nomac Acquisition, Inc. and Bronco Drilling Company, Inc. (incorporated by reference to Exhibit 2.1 to the Bronco’s Current Report on Form 8-K filed with the SEC on April 18, 2011).

2.2	Amendment No. 1, dated as of May 17, 2011, to the Agreement and Plan of Merger, dated as of April 14, 2011, by and among Chesapeake Energy Corporation, Nomac Acquisition, Inc. and Bronco Drilling Company, Inc. (incorporated by reference to Exhibit (d)(4) to the Schedule TO filed by Chesapeake Energy Corporation with the SEC on May 18, 2011).

3.1	Amended and Restated Bylaws of Bronco Drilling Company, Inc.*

3.2	Restated Certificate of Incorporation of Bronco Drilling Company, Inc.*

99.1	Press Release issued on June 6, 2011 by Chesapeake Energy Company Announcing Offer Expiration (incorporated by reference to Exhibit (a)(5)(6) to the Schedule TO filed by Chesapeake Energy Corporation with the SEC on June 6, 2011).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRONCO DRILLING COMPANY, INC.

Dated: June 9, 2011	By:	/s/ Jennifer M. Grigsby
	Name:	Jennifer M. Grigsby
	Title:	Senior Vice President, Treasurer
and Corporate Secretary

[Bronco Drilling Company, Inc. Form 8-K]

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 14, 2011, by and among, Chesapeake Energy Corporation, Nomac Acquisition, Inc. and Bronco Drilling Company, Inc. (incorporated by reference to Exhibit 2.1 to the Bronco’s Current Report on Form 8-K filed with the SEC on April 18, 2011).

2.2	Amendment No. 1, dated as of May 17, 2011, to the Agreement and Plan of Merger, dated as of April 14, 2011, by and among Chesapeake Energy Corporation, Nomac Acquisition, Inc. and Bronco Drilling Company, Inc. (incorporated by reference to Exhibit (d)(4) to the Schedule TO filed by Chesapeake Energy Corporation with the SEC on May 18, 2011).

3.1	Amended and Restated Bylaws of Bronco Drilling Company, Inc.

3.2	Restated Certificate of Incorporation of Bronco Drilling Company, Inc.

99.1	Press Release issued on June 6, 2011 by Chesapeake Energy Company Announcing Offer Expiration (incorporated by reference to Exhibit (a)(5)(6) to the Schedule TO filed by Chesapeake Energy Corporation with the SEC on June 6, 2011).